Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
January 31, 1998



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4188%



        Excess Protection Level
          3 Month Average   4.91%
            January, 1998   4.71%
            December, 1997   5.17%
            November, 1997   4.87%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.71%


        Base Rate                                    8.43%


        Over 35 Day Delinquency                      4.85%


        Seller's Interest                           16.09%


        Total Payment Rate                          13.52%


        Total Principal Balance                     $34,907,536,752.65


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,616,202,234.16